EXHIBIT 99.1

Microsemi Reports Third Quarter Results

IRVINE, Calif., July 28, 2005 (PRIMEZONE) -- Microsemi Corporation (Nasdaq:MSCC) today reported results for its fiscal 2005 third quarter.

 -- Net Sales Increased 3 percent in Third Quarter over
    Second Quarter
 -- Non-GAAP Gross Margins Increased 190 Basis Points over
    Second Quarter
 -- GAAP Gross Margins Increased 420 Basis Points over
    Second Quarter
 -- Non-GAAP Net Income Increased 13 percent over Second Quarter
 -- GAAP Net Income Increased 63 percent over Second Quarter
 -- Positive Book-to-Bill Ratio of 1.08 for Third Quarter

Net sales for the quarter ended July 3, 2005 were $75.2 million, up 17 percent from net sales of $64.1 million in the third quarter of 2004, and up 3 percent from net sales of $73.3 million in the second quarter of 2005. Third quarter non-GAAP net income was $11.5 million, or $0.18 per diluted share, up 92 percent from $6.0 million, or $0.10 per diluted share in the third quarter of last year and up 13 percent from $10.2 million, or $0.16 per diluted share in our second quarter of fiscal year 2005. Non-GAAP gross margins increased to 46.6 percent in the third quarter, a 920 basis point increase over the 37.4 percent in the prior year third quarter and a 190 basis point increase over the 44.7 percent in the second quarter of 2005. Non-GAAP results are explained and reconciled to GAAP results in the attached tables.

James J. Peterson, president and chief executive officer, stated, "Microsemi is executing on a strategy laid out over three years ago that is enabling us to continue to outpace most all of our peers. We remain focused on improving operational efficiencies while leveraging our technical capabilities and new products to grow revenues."

Revenues for the first nine months of fiscal year 2005 were $218.3 million up 23 percent from the $176.8 million for the first nine months of fiscal year 2004. Non-GAAP net income for the first nine months of fiscal year 2005 was up 126 percent at $30.5 million, or $0.47 per diluted share, compared to $13.5 million, or $0.22 per diluted share, in the first nine months of 2004.

For the third quarter, our GAAP net income was up 180 percent at $9.8 million, or $0.15 per diluted share compared to $3.5 million, or $0.06 per diluted share in the third quarter of 2004. GAAP net income for the first nine months of fiscal year 2005 were up 349 percent at $21.1 million, or $0.33 per diluted share compared to $4.7 million, or $0.08 per diluted share in the first nine months of 2004.

The book-to-bill ratio for the quarter was 1.08, which reflects strength in the Company's high reliability semiconductor business and demand for the new high performance analog and mixed signal products.

Business Outlook

For the fourth quarter of 2005, Microsemi expects its sales to increase between 3 and 5 percent sequentially and expects its non-GAAP earnings per diluted share to be $0.18 to $0.20. The Company also expects its non-GAAP gross margin percentage for the fourth quarter to increase by 100 to 180 basis points over the third quarter. Non-GAAP income and non-GAAP margins exclude restructuring costs and other special charges or credits.

Microsemi regularly announces a quarterly outlook in the form of issuing a news release and does not undertake to update any of this information between such public announcements. Please refer to the "SAFE HARBOR" STATEMENT below for risks that may affect future actual results.

About Microsemi Corporation

Microsemi is a leading designer, manufacturer and marketer of high performance analog and mixed signal integrated circuits and high reliability semiconductors. The company's semiconductors manage and control or regulate power, protect against transient voltage spikes and transmit, receive and amplify signals.

Microsemi's products include individual components as well as integrated circuit solutions that enhance customer designs by improving performance and reliability, battery optimization, reducing size or protecting circuits. The principal markets the company serves included implanted medical, defense/aerospace and satellite, notebook computers, monitors and LCD TVs, automotive and mobile connectivity applications. More information may be obtained by contacting the company directly or by visiting its web site at http://www.microsemi.com. All trademarks are of Microsemi Corporation.

PLEASE READ THE FOLLOWING FACTORS THAT CAN MATERIALLY AFFECT MICROSEMI'S FUTURE RESULTS.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in the news release that are not entirely historical and factual in nature are forward-looking statements. For instance, all statements of belief and expectations are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Potential risks and uncertainties include, but are not limited to, such factors as changes in generally accepted accounting principles, the difficulties regarding the making of estimates and projections, including difficulties with periodic fluctuation and possible changes of numerous factors, difficulties in the hiring and retention of qualified personnel in a competitive labor market, acquiring and integrating new operations or assets, closing or disposing of operations or assets, or difficulties in transferring work from one plant to another, rapidly changing technology and product obsolescence, difficulties predicting the timing and amount of plant closure costs, the potential inability to realize cost savings or productivity gains and to improve capacity utilization, potential cost increases, weakness or competitive pricing environment of the marketplace, uncertain demand for and acceptance of the company's products, results of in-process or planned development or marketing and promotional campaigns, changes in demand for products, difficulties foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, product returns, product liability, and other potential unexpected business and economic conditions or adverse changes in current or expected industry conditions, business disruptions, epidemics, disasters, wars or potential future effects of the tragic events of September 11, variations in customer order preferences, reductions or changes in defense spending, fluctuations in the costs of legal compliance, including compliance with the Sarbanes-Oxley Act of 2002, fluctuations in other costs of general and administrative kinds, fluctuations in market prices of the company's common stock and potential unavailability of additional capital on favorable terms, difficulties in implementing company strategies, dealing with environmental matters or litigation, difficulties in determining and maintaining adequate insurance coverage, difficulties protecting patents and other proprietary rights, inventory obsolescence and customer qualification of products, manufacturing facilities and processes. In addition to these factors and any other factors mentioned elsewhere in this news release, the reader should refer as well to the factors, uncertainties or risks identified in the company's most recent Form 10-K and subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors shall be identified from time to time in Microsemi's future filings. Microsemi does not undertake to supplement or correct any information in this release that is or becomes incorrect.

Investor Inquiries: David R. Sonksen, Microsemi Corporation, Irvine, CA (949) 221-7101.

                         MICROSEMI CORPORATION
               Unaudited Consolidated Income Statements
               (In thousands, except per share amounts)

                                 Quarter ended       Nine months ended
                               -----------------    -------------------
                               June 27,  July 3,    June 27,   July 3,
                                2004      2005        2004       2005
                               -------   -------    --------   --------
 NET SALES                     $64,130   $75,214    $176,820   $218,286
 Cost of sales                  42,282    41,523     117,540    130,803
                               -------   -------    --------   --------

 GROSS MARGIN                   21,848    33,691      59,280     87,483

 Operating expenses:
 Selling, general and
  administrative                 9,816    15,680      28,876     39,367
 Research and development        5,250     4,583      15,362     14,186
 Amortization of
  intangible assets                302       229         908        688
 Restructuring charges
  (credit)                       1,277      (208)      7,241      2,727
 Loss on dispositions of
  assets, net                       --        95          --        547
                               -------   -------    --------   --------
   Total operating expenses     16,645    20,379      52,387     57,515
                               -------   -------    --------   --------

 OPERATING  INCOME               5,203    13,312       6,893     29,968

 Interest and other
  income, net                       44       417         179        781
                               -------   -------    --------   --------
 INCOME BEFORE INCOME TAXES      5,247    13,729       7,072     30,749

 Provision for income taxes      1,732     3,978       2,334      9,686
                               -------   -------    --------   --------
 NET INCOME                    $ 3,515   $ 9,751    $  4,738   $ 21,063
                               =======   =======    ========   ========
 Earnings per share
    Basic                      $  0.06   $  0.16    $   0.08   $   0.34
                               =======   =======    ========   ========
    Diluted                    $  0.06   $  0.15    $   0.08   $   0.33
                               =======   =======    ========   ========
 Common and common equivalent
  shares outstanding:
   Basic                        59,483    62,013      58,529     61,193
   Diluted                      62,608    65,697      61,327     64,775

                         MICROSEMI CORPORATION
          Schedule Reconciling Non-GAAP Income to GAAP Income
               (in thousands, except per share amounts)

                                   Quarter ended     Nine months ended
                                 -----------------   -----------------
                                 June 27,  July 3,   June 27,  July 3,
                                  2004       2005     2004       2005
                                 -------   -------   -------   -------
 GAAP NET INCOME                 $ 3,515   $ 9,751   $ 4,738   $21,063
                                 =======   =======   =======   =======
 The non-GAAP amounts have been
  adjusted to exclude the
  following items:

  Excluded from cost of sales
    Transitional idle capacity
     and inventory abandonments  $ 2,157   $ 1,342   $ 4,888   $ 9,014

 Excluded from operating expenses
  Amortization of intangible
   assets                            302       229       908       688
  Loss on disposition of
   assets, net                        --        95        --       547
  Impairment of long lived
   assets                          1,000        --     1,000        --
  Restructuring and other
   special charges                   277       842     6,241     3,777
                                 -------   -------   -------   -------
                                   3,736     2,508    13,037    14,026
 Income tax effect                 1,232       727     4,302     4,591
                                 -------   -------   -------   -------
 Net effect of adjustments to
  GAAP net income                $ 2,504   $ 1,781   $ 8,735   $ 9,435
                                 =======   =======   =======   =======

 NON-GAAP NET INCOME             $ 6,019   $11,532   $13,473   $30,498
                                 =======   =======   =======   =======

            Schedule Reconciling Reported Financial Ratios

                                          Quarter ended
                          ---------------------------------------------
                          June 27, 2004   April 3, 2005    July 3, 2005
                          -------------   -------------    ------------
 GAAP gross margin         34.1 percent    40.6 percent    44.8 percent
 Effect of reconciling
  items on gross margin     3.3 percent     4.1 percent     1.8 percent
 Non-GAAP gross margin     37.4 percent    44.7 percent    46.6 percent

 To supplement the consolidated financial results prepared under generally accepted accounting principles ("GAAP"), Microsemi uses a non-GAAP measure of results that does not conform with GAAP.
 Microsemi computes non-GAAP results principally by adjusting GAAP results with a reversal of the impact of acquisition-related charges, restructuring charges, and non-recurring charges and credits. We believe that non-GAAP results may give a better indication of
 Microsemi's baseline performance from its ongoing operations before restructuring related and other gains, losses or other charges that are considered by management to be outside of the company's core ongoing operating results. In addition, Microsemi's management uses non-GAAP results to measure performance and as a basis for planning and forecasting future periods. These measures are not in accordance with, or an alternative for, GAAP and may be materially different from "non-GAAP" measures or any other metrics used by other companies.

                         MICROSEMI CORPORATION
                Non-GAAP Consolidated Income Statements
               (In thousands, except per share amounts)

                                Quarter ended       Nine months ended
                             -------------------   -------------------
                             June 27,   July 3,    June 27,   July 3,
                               2004       2005       2004       2005
                             --------   --------   --------   --------
 NET SALES                   $ 64,130   $ 75,214   $176,820   $218,286

 Cost of sales                 40,125     40,181    112,652    121,789
                             --------   --------   --------   --------

 GROSS MARGIN                  24,005     35,033     64,168     96,497

 Operating expenses:
  Selling, general and
   administrative               9,816     14,630     28,876     38,317
  Research and development      5,250      4,583     15,362     14,186
                             --------   --------   --------   --------
   Total operating expenses    15,066     19,213     44,238     52,503
                             --------   --------   --------   --------

 OPERATING INCOME               8,939     15,820     19,930     43,994

 Interest and other
  income, net                      44        417        179        781
                             --------   --------   --------   --------

 INCOME BEFORE INCOME TAXES     8,983     16,237     20,109     44,775
 Provision for income taxes     2,964      4,705      6,636     14,277
                             --------   --------   --------   --------
 NON-GAAP NET INCOME         $  6,019   $ 11,532   $ 13,473   $ 30,498
                             ========   ========   ========   ========
 Non-GAAP earnings per share:
   Basic                     $   0.10   $   0.19   $   0.23   $   0.50
   Diluted                   $   0.10   $   0.18   $   0.22   $   0.47

 Common and common equivalent
  shares outstanding:
   Basic                       59,483     62,013     58,529     61,193
   Diluted                     62,608     65,697     61,327     64,775

                         MICROSEMI CORPORATION
            Condensed Unaudited Consolidated Balance Sheets
                            (in thousands)

                                             September 26,    July 3,
                                                  2004         2005
                                                --------     --------
 ASSETS
  Current Assets:
   Cash and cash equivalents                    $ 45,118     $ 77,165
   Accounts receivable, net                       42,219       49,708
   Inventories                                    54,555       54,567
   Deferred income taxes                           8,490        8,490
   Other current assets                            1,979        1,613
                                                --------     --------
  Total current assets                           152,361      191,543

  Property and equipment, net                     59,098       58,741
  Deferred income taxes                            8,772        8,772
  Goodwill                                         3,258        3,258
  Other intangible assets, net                     5,411        4,722
  Other assets                                     4,098        4,088
                                                --------     --------
 TOTAL ASSETS                                   $232,998     $271,124
                                                ========     ========

 LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities                           $ 43,904     $ 47,019
  Long-term liabilities                            4,217        3,680
  Shareholders' equity                           184,877      220,425
                                                --------     --------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $232,998     $271,124
                                                ========     ========

CONTACT:
FINANCIAL CONTACT:
David R. Sonksen, Executive Vice President and CFO
Tel: (949) 221-7101

EDITORIAL CONTACT:
Cliff Silver, Manager, Corporate Communications
Tel: (949) 221-7112